EMPLOYMENT CONTRACT
THIS EMPLOYMENT CONTRACT (this “Contract”) is made in Shanghai, People’s Republic of China (“PRC”), on March 17, 2014, by and between:
Huyck Wangner (Shanghai) Trading Co., Ltd., with its registered address at Room 1508, 12th Floor, No. 596, Middle Longhua Road, Shanghai, P.R.China (the “Company”), and
Paul Wern-Lirn Wang (Passport Number: 710714535), with residential address at No. 150, 68 Nong, Zhifa Rd., Qingpu District, Shanghai, 201703, P.R.China. (“You”).
In this Contract, the Company and you are referred to collectively as the “Parties” and each individually as a “Party.”
1.    EMPLOYMENT TERM

1.1
The term of this Contract is five years, commencing from 10 March, 2014 (the “Commencement Date”) to 9 March, 2019 (the “Expiration Date”). Three (3) months before the expiration of this contract, either party could issue to the other party a written request to extend this employment contract.  If the company decides not to extend this employment contract, then the termination clause in section 14.1 will apply.

1.2	Your probationary period shall be for a period of six (6) months commencing from the Commencement Date (the “Probationary Period”). The Probationary Period is included in your employment term.
2.    POSITION AND DUTIES

2.1
Your position in the Company is President of China - Xerium Technologies. You agree to perform those job duties and functions of the position as set forth and described in the attached Exhibit A. You further agree that the Company in its discretion may reasonably change your job on a temporary or a permanent basis pursuant to business requirements and your work performance.

2.2
You will perform all duties and services hereunder in good faith and to the best of your ability. You agree to devote your working time, attention, and energies to the business of the Company and to be available at all reasonable times to perform such work as the Company may require.

2.3
Your working location is the Company in Shanghai. You agree to work at any other place that the Company may designate within the PRC. You may also be required to make business trips both inside and outside the PRC as required for the proper performance of your duties.

3.	LABOR PROTECTION AND WORKING CONDITIONS

3.1	According to the actual circumstances of the work done and the actual position held by you, the Company shall provide you with a safe environment in accordance with PRC laws and regulations.

4.	REPRESENTATIONS, WARRANTIES, AND UNDERTAKINGS

4.1	You hereby represent, warrant, and undertake the following:

(a)	that throughout the term of this Contract, your provision of services to the Company under this Contract does not violate any contractual or statutory obligations;

(b)	that as of the Commencement Date and throughout the term of this Contract, you possess the governmental permits/registrations necessary to work at the Company at its present location;

(c)
that as of the Commencement Date, you possess the professional qualifications, licenses, and/or permits necessary to perform the job duties set out in this Contract and that you will maintain such qualifications, licenses, and/or permits throughout the term of this Contract;

(d)
that as of the Commencement Date, you are not bound by or subject to any court order, agreement, arrangement, or undertaking, whether by contract or otherwise, which in any way restricts or prohibits you from entering into this Contract or performing your duties hereunder; and

(e)	that all information that you provided to the Company during the recruitment period and thereafter, and throughout the term of this Contract, is true and correct.
5.    COMPENSATION AND SOCIAL INSURANCE

5.1
Your annual salary is US$165,000 before withholding of applicable tax and your individual portion of social insurance (or other) contributions (if applicable). The Company may revise your base salary in case of change of your position.

5.2	The Company will provide you with the following allowances:

(i)	Annual housing allowance (for serviced apartment including rental, fees and utilities) of US$110,000 per year during the term of this Contract.

(ii)	Standard expatriate medical plan coverage administered by Ambassador as provided to US expatriates currently in China.

(iii)	Annual child education allowance for your two daughters upon presenting actual school invoices (which currently is US$62,000 annually), until they graduate from high school.

(iv)	A car and a driver, which will be arranged in accordance with company policy.

5.3
You annual salary and annual housing allowance will be paid to your bank account designated by you in twelve equal installments per year in RMB (converted at the middle rate published by People's Bank of China on the 20th day of every month). The payroll date for each month is the 5th day of the next month.

5.4
You are eligible to participate in the annual incentive plan of Xerium Technologies, Inc. ("Xerium") at a target participation level of 50% of base salary. During your first year, your incentive award will be pro-rated for 2014 based on your actual hire date. Please note that awards under the annual incentive plan and their terms are subject to the approval and discretion of the Compensation Committee of the Board of Directors of Xerium.

5.5
You are eligible to participate in the Long Term Incentive Program of Xerium at 50% of your base pay per year. During your first year, your incentive award will be pro-rated for 2014 based on your actual hire date. Please note that awards under the Long Term Incentive Program and their terms are subject to the approval and discretion of the Compensation Committee of the Board of Directors of Xerium.

5.6
In addition to other performance factors, in order to be eligible to receive the above awards, you must be performing services for the Company on the date of the awards payment. If you have not worked for the full award period, you may be eligible for a pro-rated award according to the duration of your employment in the award period. The Company reserves the right to vary, alter or discontinue any incentive plan and/or the terms of participation in any incentive plan from time to time with notice to you. The fact that an award is paid in one year is no guarantee that awards will be paid in subsequent years.

5.7
If required by applicable national and local rules, the Company will enroll you in various social insurance and benefit schemes in accordance therewith. The Parties will make their respective contributions for social insurance and welfare in accordance with the applicable national and local rules. The Company is entitled to withhold the contribution payable by you from your monthly base salary and pay it to the relevant governmental authorities in accordance with PRC law.

5.8
In addition to statutory social insurance benefits, you will be eligible to participate in any benefit plans that the Company establishes from time to time for its employees in China, at such times as you qualify for them or, as the case may be, as you are selected for participation in them. The Company reserves the right to amend or discontinue such benefit plans in its sole discretion with notice to you.

5.9	You will pay individual income tax in accordance with PRC law, the amount of which the Company shall withhold from your monthly income.

6.	WORKING HOURS, STATUTORY HOLIDAYS AND ANNUAL LEAVE

6.1
Subject to the governmental approval as required by law, you are subject to a non-fixed working hour system and your working hours are not restricted by the normal office hours as may be prescribed in the employee handbook of the Company.

6.2	You understand that you will be entitled to the statutory holidays specified by the PRC government.

6.3	Your annual leave entitlement is twenty (20) working days each full calendar year and will be pro-rated during partial years of employment.

6.4	All annual leave taken by you will first satisfy any statutory entitlement to annual leave before satisfying any additional annual leave entitlement.

6.5	Annual leave for each year may not be carried forward without the approval of the Company and shall be taken at times approved by Company.
7.    SERVICE WORKS, INVENTIONS AND CREATIONS

7.1
The copyright, patent application right, patent or ownership of any ideas, works, inventions, designs, devices, machines, masks, models, work in process, deliverables, products, procedures, improvements, developments, drawings, notes, documents, information and materials, creations, computer programs, know-how, trade secrets and proprietary information (“Work Product”), which are made, conceived or developed by you alone or in conjunction with others during the term of this Contract and one (1) year after the Expiration Date, shall belong to the Company so long as such Work Product is related to your duties or tasks assigned by the Company or are made, conceived or developed by utilizing the Company’s material and technical conditions such as funds, equipment, technology, confidential or proprietary information. In addition, the provisions of this Article shall be binding upon your successors and assigns.

8.    CONFIDENTIALITY

8.1
Without prior written consent from the Company, you shall not at any time during the employment term or thereafter use for your own account or divulge to any person, firm, or company (and shall at all times use your best efforts to prevent the publication or disclosure of) any Confidential Information. For the purposes of this Article, “Confidential Information” shall mean any and all confidential or proprietary information concerning the business and affairs of the Company and its affiliates, including, without limitation, personal data regarding employees, secondees or any other individual’s personal data, data files, manuals, photographs, graphs, drawings, price lists, program information, financial data, market studies and strategies, business plans, and any other information, however documented. Confidential Information also includes, without limitation, any business secrets within the meaning of Article 10 of the PRC Anti-Unfair Competition Law. Your confidentiality obligations will survive the termination of your employment with the Company. Upon the Company’s demand, you agree immediately to surrender to the Company all originals and copies of documents, samples and all other items of whatever nature relating to any matter aforesaid and all items of whatever description belonging to the Company. You understand that Confidential Information does not include any of the foregoing items which has become publicly known and made generally available through no wrongful act of you or of others who were under confidentiality obligations as to the item or items involved.

8.2
You agree that you will not, during your employment with the Company, improperly use or disclose any proprietary information or trade secrets of any former employer or other person or entity and that you will not bring onto the Company’s premises any unpublished document or proprietary information belonging to any such employer, person or entity without written consent from such employer, person or entity.

8.3
You recognize that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes. You agree to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out your work for the Company consistent with the Company’s agreement with such third party.

8.4
You understand and acknowledge that you are required to immediately disclose to the Company, clearly, fully, in writing and in detail, any and all material information that you learn about prospective customers, business partners, and competitors of the Company.

9.    NON-SOLICITATION

9.1
For two (2) years after the termination of your employment, you will not directly or indirectly (whether as owner, partner, employee/secondee or otherwise) induce an employee, secondee, contractor or consultant of the Company to terminate an employment/employment relationship (of whatever form) with the Company, or solicit, hire, attempt to hire or employ any employee, secondee, contractor or consultant of the Company.

10.    NON-BRIBERY

10.1
You will not give or promise any payment or gift of money or anything of value to officials (including officers or the employees of a government or regulatory agency, political parties and candidates, and the employees of state-owned entities) with the intent to induce such officials to use their authority to help you or the Company or any affiliated company for personal gain or for that of the Company or an affiliated company. You further agree that you will not demand or accept any payment or other benefit in money or in kind offered to you or your family members from any person as an inducement or reward for any act or forbearance or in connection with any matter or business transacted by or on behalf of the Company.

11.    NON-COMPETITION

11.1
You agree that during the term of your employment and for two (2) years after the date of termination of your employment at the Company (“Post Employment Non-Compete Period”), you will not directly or indirectly (whether as owner, partner, employee/secondee or otherwise) interfere with business relationships between the Company and any customer or targeted customer, nor will you, directly or indirectly, for your interests or the interests of any party other than the Company, engage in any “Competing Business” in the PRC or hold a position in any entity that engages in any Competing Business. “Competing Business” means any business competing with the Company and its affiliated companies for market share, customers, or talent.

11.2
You hereby agree that the Company has the option in its sole discretion, whether to require you to fulfill the non-compete obligations during the Post Employment Non-Compete Period set forth in this Article 11. If and only if the Company chooses to require you to fulfill the non-compete obligations during the Post Employment Non-Compete Period set forth in Article 11, the Company shall pay you for every twelve (12) months during the Post Employment Non-Compete Period an amount equal to 30% (thirty percent) of your annual wages, or the minimum amount required by the applicable laws in effect at the Expiration Date, whichever is higher (“Non-Compete Compensation”). Your “annual wages” in this Article 11 means the total of the base salary and any bonus paid to you during the twelve (12) months immediately preceding the Expiration Date.

11.3
The Company will pay the Non-Compete Compensation to you in installments on a monthly basis. If at the time of the Expiration Date, the applicable laws or regulations require a different payment date or schedule, the Company will comply with such laws or regulations and adjust the payment schedule accordingly.

11.4
If you fail to comply with Section 11.1 above, in addition to repayment of all the Non-Compete Compensation you have received, you will pay the Company liquidated damages in the amount of three times your annual salary or as otherwise permitted by law. If the liquidated damages cannot cover the loss that the Company suffers as a result of your breach of Section 11.1, the Company may claim further damages from you.

12.    WORK RULES

12.1
The Company reserves the right to monitor email, internet and computer usage or perform background checks and/or drug tests. You are not allowed to move the Company’s data to personal storage devices (for example, iPods, digital cameras, external flash drives, portable hard drives, or any other non-Company equipment) at any time, and doing so may result in discipline, including summary termination of employment.

13.    PERSONAL INFORMATION

13.1
You consent to the processing by the Company of personal data of which you are the subject. You agree that the data may be collected and held by the Company, or be disclosed or transferred to other employees/secondees of the Company (including if necessary to other affiliates of the Company outside the PRC) or to any other person as may be reasonably necessary or as otherwise permitted by PRC law.

14.    TERMINATION OF EMPLOYMENT

14.1
The Company may terminate your employment with immediate effect under any circumstances allowable by law and the terms of this Contract or any subsequent amendments thereto. In the event that your employment is terminated by the Company according to the PRC laws, in which case any statutory severance compensation is required for such termination, the Company agrees to giving you thirty (30) days’ prior written notice and pay to you twelve (12) months of your monthly base salary as severance compensation (including any statutory severance compensation, if it is required under PRC laws for such termination).

14.2	Both Parties may terminate your employment by giving thirty (30) days’ prior written notice to the other Party, unless PRC law or this Contract provides otherwise.

14.3
The Company may suspend your duties when you are subject to an investigation of any disciplinary or legal matter, in which case the Company will pay the appropriate compensation or living allowance in accordance with applicable laws and regulations. If the investigation reveals that you have committed any disciplinary or legal offence, the Company will be entitled to terminate your employment.

14.4	The Company reserves the right to require you to not attend work and/or to not undertake all or any of your duties at any time, including during any period of notice.

14.5
On or before the termination of your employment with the Company, you shall return to the Company all property and belongings of the Company, including such items as mobile phones, laptop computers, documents, files, credit cards or keys (as applicable). You acknowledge and agree that the failure to do so shall entitle the Company to withhold payment of your final paycheck temporarily and/or any other payable item or to deduct an amount equivalent to the cost of such property from such payables.

14.6	You will not represent yourself or cause or allow yourself to be represented as being in any way connected with the Company after the termination of your employment.

14.7
In the event that your employment with the Company terminates, you hereby consent to the notification to your new employer of your continuing rights and obligations under this Contract. Further, you agree that you will provide your prospective employers with notice of your obligations to the Company.

15.    LIABILITY FOR BREACH OF CONTRACT

15.1
In addition to the liquidated damages provided under this Contract or other agreements between the Parties or as provided by applicable PRC law or regulations, a Party shall compensate for the other Party’s direct loss as a result of its breach of this Contract.

16.	GOVERNING LAW AND HANDLING OF LABOR DISPUTES

16.1	This Contract shall be interpreted and enforced in accordance with PRC law.

16.2
The Company and you agree that we will first endeavor to reach an amicable settlement of any labor dispute arising out of this Contract through mutual negotiations. If the dispute is not resolved within thirty (30) days after the commencement of negotiations, either Party may submit the labor dispute for arbitration to the labor dispute arbitration commission with jurisdiction over the matter. Any such proceeding shall be closed to the public.

17.    MISCELLANEOUS PROVISIONS

17.1	This Contract is executed in English languages in two (2) originals. Each Party will hold one (1) executed original.

17.2	This Contract may be amended only by a written agreement signed by both Parties.

17.3
In the event that any term hereof conflicts with the rules and regulations of the Company, this Contract will prevail. Any matters that have not been addressed in this Contract will be handled in accordance with the rules and regulations of the Company.

17.4	If any provision of this Contract is determined to be invalid or unenforceable, in whole or in part, this determination will not affect any other provision of this Contract.

17.5
Failure or delay on the part of any Party to exercise any right or privilege under this Contract shall not operate as a waiver of such right or privilege, nor shall any partial exercise of any right or privilege preclude any further exercise thereof. Any waiver by a Party at any time of a breach of any term or provision of this Contract shall not be construed as a waiver by such Party of any subsequent breach, its rights in such provision, or any of its other rights hereunder.

17.6	Articles 8, 9 and 11 shall survive the termination of this Contract.

17.7	The headings contained in this Contract are for reference only and shall not be deemed to be a part of this Contract or to affect the meaning or interpretation hereof.

17.8	Any exhibit referred to in this Contract shall be incorporated herein and made a part hereof.

17.9	This Contract supersedes any prior oral or written agreements between the Parties relating to your employment with the Company.

17.10	You represent and warrant that you have read and understood all provisions of this Contract and have had an opportunity to confer with anyone of your choosing regarding the contents of this Contract.

IN WITNESS WHEREOF, the Parties hereto have executed this Contract as of the date first above written.
Huyck Wangner (Shanghai) Trading Co., Ltd.
(Seal)
/s/ Michael Bly______________
Name: Michael Bly
Title: EVP of Global Human Resources
Date: 3/23/14
Employee:
/s/ Wern-Lirn Wang________
Name: Paul Wern-Lirn Wang
Passport Number: 710714535
Date:

EMPLOYMENT CONTRACT
THIS EMPLOYMENT CONTRACT (this “Contract”) is made in Hong Kong, on March 17, 2014, by and between:
Xerium Asia Holding Limited. & c/o Tricor Services Limited, with its registered address at Level 54 Hopewell Centre, 183 Queen’s Road East, Hong Kong (the “Company”), and
Paul Wern-Lirn Wang (Passport Number: 710714535), with residential address at No. 150, 68 Nong, Zhifa Rd., Qingpu District, Shanghai, 201703, P.R.China. (“You”).
In this Contract, the Company and you are referred to collectively as the “Parties” and each individually as a “Party.”
1.EMPLOYMENT TERM

1.1
The term of this Contract is five years, commencing from 10 March, 2014 (the “Commencement Date”) to 9 March, 2019 (the “Expiration Date”). Three (3) months before the expiration of this contract, either party could issue to the other party a written request to extend this employment contract.  If the company decides not to extend this employment contract, then the termination clause in section 14.1 will apply.

1.2	Your probationary period shall be for a period of six (6) months commencing from the Commencement Date (the “Probationary Period”). The Probationary Period is included in your employment term.
2.POSITION AND DUTIES

2.1
Your position in the Company is President of Asia - Xerium Technologies. You agree to perform those job duties and functions of the position as set forth and described in the attached Exhibit A. You further agree that the Company in its discretion may reasonably change your job on a temporary or a permanent basis pursuant to business requirements and your work performance.

2.2
You will perform all duties and services hereunder in good faith and to the best of your ability. You agree to devote your working time, attention, and energies to the business of the Company and to be available at all reasonable times to perform such work as the Company may require.

2.3	You may be required to make business trips in the Asia Pacific Region as required for the proper performance of your duties.

3.	LABOR PROTECTION AND WORKING CONDITIONS

3.1	According to the actual circumstances of the work done and the actual position held by you, the Company shall provide you with a safe environment in accordance with applicable laws and regulations.

4.	REPRESENTATIONS, WARRANTIES, AND UNDERTAKINGS

4.1	You hereby represent, warrant, and undertake the following:

(a)	that throughout the term of this Contract, your provision of services to the Company under this Contract does not violate any contractual or statutory obligations;

(b)	that as of the Commencement Date and throughout the term of this Contract, you possess the governmental permits/registrations necessary to work and perform the job duties set out in this Contract;

(c)
that as of the Commencement Date, you possess the professional qualifications, licenses, and/or permits necessary to perform the job duties set out in this Contract and that you will maintain such qualifications, licenses, and/or permits throughout the term of this Contract;

(d)
that as of the Commencement Date, you are not bound by or subject to any court order, agreement, arrangement, or undertaking, whether by contract or otherwise, which in any way restricts or prohibits you from entering into this Contract or performing your duties hereunder; and

(e)	that all information that you provided to the Company during the recruitment period and thereafter, and throughout the term of this Contract, is true and correct.
5.COMPENSATION AND SOCIAL INSURANCE

5.1	Your annual salary is US$135,000, inclusive of all taxes. The Company may revise your base salary in case of change of your position.

5.2	You annual salary will be paid to your bank account designated by you in twelve equal installments per year in US dollar currency.

5.3
You are eligible to participate in the annual incentive plan of Xerium Technologies, Inc. ("Xerium") at a target participation level of 50% of base salary. During your first year, your incentive award will be pro-rated for 2014 based on your actual hire date. Please note that awards under the annual incentive plan and their terms are subject to the approval and discretion of the Compensation Committee of the Board of Directors of Xerium.

5.4
You are eligible to participate in the Long Term Incentive Program of Xerium at 50% of your base pay per year. During your first year, your incentive award will be pro-rated for 2014 based on your actual hire date. Please note that awards under the Long Term Incentive Program and their terms are subject to the approval and discretion of the Compensation Committee of the Board of Directors of Xerium.

5.5
In addition to other performance factors, in order to be eligible to receive the above awards, you must be performing services for the Company on the date of the awards payment. If you have not worked for the full award period, you may be eligible for a pro-rated award according to the duration of your employment in the award period. The Company reserves the right to vary, alter or discontinue any incentive plan and/or the terms of participation in any incentive plan from time to time with notice to you. The fact that an award is paid in one year is no guarantee that awards will be paid in subsequent years.

5.6
In addition, you will be eligible to participate in any benefit plans that the Company establishes from time to time for its employees, at such times as you qualify for them or, as the case may be, as you are selected for participation in them. The Company reserves the right to amend or discontinue such benefit plans in its sole discretion with notice to you.

5.7	You will be solely responsible for payment of individual salaries tax.
6.SERVICE WORKS, INVENTIONS AND CREATIONS

6.1
The copyright, patent application right, patent or ownership of any ideas, works, inventions, designs, devices, machines, masks, models, work in process, deliverables, products, procedures, improvements, developments, drawings, notes, documents, information and materials, creations, computer programs, know-how, trade secrets and proprietary information (“Work Product”), which are made, conceived or developed by you alone or in conjunction with others during the term of this Contract and one (1) year after the Expiration Date, shall belong to the Company so long as such Work Product is related to your duties or tasks assigned by the Company or are made, conceived or developed by utilizing the Company’s material and technical conditions such as funds, equipment, technology, confidential or proprietary information. In addition, the provisions of this Article shall be binding upon your successors and assigns.

7.CONFIDENTIALITY

7.1
Without prior written consent from the Company, you shall not at any time during the employment term or thereafter use for your own account or divulge to any person, firm, or company (and shall at all times use your best efforts to prevent the publication or disclosure of) any Confidential Information. For the purposes of this Article, “Confidential Information” shall mean any and all confidential or proprietary information concerning the business and affairs of the Company and its affiliates, including, without limitation, personal data regarding employees, secondees or any other individual’s personal data, data files, manuals, photographs, graphs, drawings, price lists, program information, financial data, market studies and strategies, business plans, and any other information, however documented. Confidential Information also includes, without limitation, any business and/or trade secrets under Hong Kong law. Your confidentiality obligations will survive the termination of your employment with the Company. Upon the Company’s demand, you agree immediately to surrender to the Company all originals and copies of documents, samples and all other items of whatever nature relating to any matter aforesaid and all items of whatever description belonging to the Company. You understand that Confidential Information does not include any of the foregoing items which has become publicly known and made generally available through no wrongful act of you or of others who were under confidentiality obligations as to the item or items involved.

7.2
You agree that you will not, during your employment with the Company, improperly use or disclose any proprietary information or trade secrets of any former employer or other person or entity and that you will not bring onto the Company’s premises any unpublished document or proprietary information belonging to any such employer, person or entity without written consent from such employer, person or entity.

7.3
You recognize that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes. You agree to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out your work for the Company consistent with the Company’s agreement with such third party.

7.4
You understand and acknowledge that you are required to immediately disclose to the Company, clearly, fully, in writing and in detail, any and all material information that you learn about prospective customers, business partners and competitors of the Company.

8.NON-SOLICITATION

8.1
For two (2) years after the termination of your employment, you will not directly or indirectly (whether as owner, partner, employee/secondee or otherwise) induce an employee, secondee, contractor or consultant of the Company with whom you have or had business dealings within the period of two (2) years prior to the date of termination of your employment at the Company to terminate an employment/employment relationship (of whatever form) with the Company, or solicit, hire, attempt to hire or employ any such employee, secondee, contractor or consultant of the Company.

9.NON-BRIBERY

9.1
You will not give or promise any payment or gift of money or anything of value to officials (including officers or the employees of a government or regulatory agency, political parties and candidates, and the employees of state-owned entities) with the intent to induce such officials to use their authority to help you or the Company or any affiliated company for personal gain or for that of the Company or an affiliated company. You further agree that you will not demand or accept any payment or other benefit in money or in kind offered to you or your family members from any person as an inducement or reward for any act or forbearance or in connection with any matter or business transacted by or on behalf of the Company. The foregoing shall be without prejudice to your general obligation to comply with all applicable anti-bribery laws.

10.NON-COMPETITION

10.1
You agree that during the term of your employment and for two (2) years after the date of termination of your employment at the Company (“Post Employment Non-Compete Period”), you will not directly or indirectly (whether as owner, partner, employee/secondee or otherwise) interfere with business relationships between the Company and any customer or targeted customer, nor will you, directly or indirectly, for your interests or the interests of any party other than the Company, engage in any “Competing Business” in the Asia Pacific region. “Competing Business” means any business competing with the Company and its affiliated companies for market share, customers, or talent.

10.2
If you fail to comply with Section 10.1 above, you will pay the Company liquidated damages in the amount of three times your annual salary or as otherwise permitted by law. If the liquidated damages cannot cover the loss that the Company suffers as a result of your breach of Section 10.1, the Company may claim further damages from you.

11.WORK RULES

11.1
The Company reserves the right to monitor email, internet and computer usage or perform background checks and/or drug tests. You are not allowed to move the Company’s data to personal storage devices (for example, iPods, digital cameras, external flash drives, portable hard drives, or any other non-Company equipment) at any time, and doing so may result in discipline, including summary termination of employment.

12.PERSONAL INFORMATION

12.1
You consent to the processing by the Company of personal data of which you are the subject for the purpose of human resources management, including without limitation recruitment, appointment, benefits, termination, performance appraisal and discipline. You agree that the data may be collected and held by the Company, or be disclosed or transferred to other employees/secondees of the Company (including if necessary to other affiliates of the Company outside Hong Kong) or to any other person as may be reasonably necessary or as otherwise permitted by Hong Kong law.

13.TERMINATION OF EMPLOYMENT

13.1	The Company may terminate your employment with thirty (30) days’ notice or payment in lieu under any circumstances allowable by law and the terms of this Contract or any subsequent amendments thereto.

13.2	Both Parties may terminate your employment by giving thirty (30) days’ prior written notice to the other Party.

13.3
In the event that your employment is terminated by the Company, save where such termination is for cause, the Company agrees to pay to you twelve (12) months of your monthly base salary as compensation (which shall be inclusive of any statutory severance and/or redundancy payment, long service payment and all termination payments to which you are or may be entitled under all applicable laws in connection with such termination).

13.4
The Company may suspend your duties when you are subject to an investigation of any disciplinary or legal matter, in which case the Company will pay the appropriate compensation or living allowance in accordance with applicable laws and regulations. If the investigation reveals that you have committed any disciplinary or legal offence, the Company will be entitled to terminate your employment.

13.5	The Company reserves the right to require you to not attend work and/or to not undertake all or any of your duties at any time, including during any period of notice.

13.6
On or before the termination of your employment with the Company, you shall return to the Company all property and belongings of the Company, including such items as mobile phones, laptop computers, documents, files, credit cards or keys (as applicable). You acknowledge and agree that the failure to do so shall entitle the Company to withhold payment of your final paycheck temporarily and/or any other payable item or to deduct an amount equivalent to the cost of such property from such payables.

13.7	You will not represent yourself or cause or allow yourself to be represented as being in any way connected with the Company after the termination of your employment.

13.8
In the event that your employment with the Company terminates, you hereby consent to the notification to your new employer of your continuing rights and obligations under this Contract. Further, you agree that you will provide your prospective employers with notice of your obligations to the Company.

14.LIABILITY FOR BREACH OF CONTRACT

14.1
In addition to the liquidated damages provided under this Contract or other agreements between the Parties or as provided by applicable laws or regulations, a Party shall compensate for the other Party’s direct loss as a result of its breach of this Contract.

15.	GOVERNING LAW AND HANDLING OF LABOR DISPUTES

15.1	This Contract shall be governed by Hong Kong law.

15.2
The Company and you agree that we will first endeavor to reach an amicable settlement of any labor dispute arising out of this Contract through mutual negotiations. If the dispute is not resolved within thirty (30) days after the commencement of negotiations, either Party may submit the labor dispute for determination by the courts of Hong Kong.

16.MISCELLANEOUS PROVISIONS

16.1	This Contract is executed in English language in two (2) originals. Each Party will hold one (1) executed original.

16.2	This Contract may be amended only by a written agreement signed by both Parties.

16.3
In the event that any term hereof conflicts with the rules and regulations of the Company, this Contract will prevail. Any matters that have not been addressed in this Contract will be handled in accordance with the rules and regulations of the Company.

16.4	If any provision of this Contract is determined to be invalid or unenforceable, in whole or in part, this determination will not affect any other provision of this Contract.

16.5
Failure or delay on the part of any Party to exercise any right or privilege under this Contract shall not operate as a waiver of such right or privilege, nor shall any partial exercise of any right or privilege preclude any further exercise thereof. Any waiver by a Party at any time of a breach of any term or provision of this Contract shall not be construed as a waiver by such Party of any subsequent breach, its rights in such provision, or any of its other rights hereunder.

16.6	Articles 7,8 and 10 shall survive the termination of this Contract.

16.7	The headings contained in this Contract are for reference only and shall not be deemed to be a part of this Contract or to affect the meaning or interpretation hereof.

16.8	Any exhibit referred to in this Contract shall be incorporated herein and made a part hereof.

16.9	This Contract supersedes any prior oral or written agreements between the Parties relating to your employment with the Company.

16.10	You represent and warrant that you have read and understood all provisions of this Contract and have had an opportunity to confer with anyone of your choosing regarding the contents of this Contract.

IN WITNESS WHEREOF, the Parties hereto have executed this Contract as of the date first above written.
[Xerium]
(Seal)
/s/ Michael Bly____________
Name: Michael Bly
Title: EVP of Global Human Resources
Date: 3/18/14
Employee:
/s/ Wern-Lirn Wang_______
Name: Paul Wern-Lirn Wang
Passport Number: 710714535
Date: